Exhibit 99.9
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG [2:00] p.m. (Swiss Local Time) [ ], 2011 LINDENSTRASSE 8 6340 BAAR, ZUG, SWITZERLAND PROXY ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG Meeting Details PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG (“ALLIED WORLD”) IN CONNECTION WITH ALLIED WORLD’S EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2011 (THE “SPECIAL SHAREHOLDER MEETING”) AT [2:00] P.M. (SWISS LOCAL TIME) AT LINDENSTRASSE 8, 6340 BAAR, ZUG, SWITZERLAND. OPTIONAL INDEPENDENT PROXY FOR REGISTERED SHAREHOLDERS The undersigned shareholder of Allied World hereby acknowledges receipt of the Notice of Special Shareholder Meeting and Joint Proxy Statement/Prospectus, each dated [August ], 2011, and hereby appoints Mr. Paul Buergi, as Independent Proxy, with the power to appoint his substitute, and authorizes him to represent and vote as designated herein, all of the voting registered shares, par value CHF 14.70 per share, of Allied World (“Common Shares”) held of record on July 22, 2011 by the undersigned shareholder of Allied World at the Special Shareholder Meeting with respect to the matters listed on this Proxy. In his discretion, the Independent Proxy is authorized to vote such Common Shares upon such other business as may properly come before the Special Shareholder Meeting. Return this proxy to Mr. Paul Buergi, of Buis Buergi AG, Muehlebachstrasse 7, P.O. Box 672, CH-8024, Zurich, Switzerland for arrival no later than 12:00pm (Swiss local time), [ ], 2011. The method of delivery of this proxy is at your risk. Sufficient time should be allowed to ensure timely delivery. PLEASE BE SURE TO SIGN AND DATE THIS PROXY (Continued, and to be marked, dated and signed as instructed on the other side)

PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG SPECIAL SHAREHOLDER MEETING [ ], 2011
THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

Please mark your votes like this **X**

A To approve the increase to Allied World's ordinary share capital pursuant to Article 3a(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic Holdings, Inc. ("Transatlantic").

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

B To approve the increase to Allied World's conditional share capital pursuant to Article 5(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

C To approve the increase to Allied World's authorized share capital pursuant to Article 6(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

D To approve the issuance of Allied World shares to Transatlantic stockholders pursuant to the merger and as contemplated by the merger agreement as required by New York Stock Exchange Rules.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

E To approve the amendment to Allied World's Articles of Association to change Allied World's name to TransAllied Group Holdings, AG ("TransAllied") immediately following, and conditioned upon, completion of the merger.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

F To approve a capital reduction to allow for payment of a dividend to the combined company's shareholders after the completion of the merger.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE "FOR" EACH OF THE NOMINEES AND A VOTE "FOR" EACH OF THE PROPOSALS HERETO.

G To elect the nominees listed as the Class II Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2012.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Ian H. Chippendale	☐	☐	☐
(2) John L. McCarthy	☐	☐	☐

H To elect the nominees listed as the Class III Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2013.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Stephen P. Bradley	☐	☐	☐
(2) John G. Foos	☐	☐	☐

I To elect the nominees listed as the Class I Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2014.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Scott A. Carmilani	☐	☐	☐
(2) Richard S. Press	☐	☐	☐
(3) Michael C. Sapnar	☐	☐	☐

J To elect the nominees listed below as directors of TransAllied, three of which will withdraw as nominees at or prior to the Allied World Special Shareholder Meeting, and the remaining nominees will be designated by the Allied World board to serve as either Class I, II or III Directors, until TransAllied's Annual Shareholder Meeting in 2012, 2013 or 2014, as applicable. (Vote on all director nominees)

Nominees:	FOR	AGAINST	ABSTAIN
(1) Barbara T. Alexander	☐	☐	☐
(2) James F. Duffy	☐	☐	☐
(3) Bart Friedman	☐	☐	☐
(4) Scott Hunter	☐	☐	☐
(5) Mark R. Patterson	☐	☐	☐
(6) Patrick de Saint-Aignan	☐	☐	☐
(7) Samuel J. Weinhoff	☐	☐	☐

K To approve the TransAllied Group Holdings, AG Fourth Amended and Restated 2004 Stock Incentive Plan, effective upon completion of the merger.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature ______________ **Signature** ______________ **Date** ______________, **2011**

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG [2:00] p.m. (Swiss Local Time) [ ], 2011 LINDENSTRASSE 8 6340 BAAR, ZUG, SWITZERLAND PROXY ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG Meeting Details PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG (“ALLIED WORLD”) IN CONNECTION WITH ALLIED WORLD’S EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2011 (THE “SPECIAL SHAREHOLDER MEETING”) AT [2:00] P.M. (SWISS LOCAL TIME) AT LINDENSTRASSE 8, 6340 BAAR, ZUG, SWITZERLAND. The undersigned shareholder of Allied World hereby acknowledges receipt of the Notice of Special Shareholder Meeting and Joint Proxy Statement/Prospectus, each dated [August ], 2011, and hereby appoints Scott A. Carmilani and Wesley D. Dupont, as proxy, each with the power to appoint his substitute, and authorizes them to represent and vote as designated herein, all of the voting registered shares, par value CHF 14.70 per share, of Allied World (“Common Shares”) held of record on July 22, 2011 by the undersigned shareholder of Allied World at the Special Shareholder Meeting with respect to the matters listed on this Proxy. In their discretion, the Proxies are authorized to vote such Common Shares upon such other business as may properly come before the Special Shareholder Meeting. PLEASE BE SURE TO SIGN AND DATE THIS PROXY (Continued, and to be marked, dated and signed as instructed on the other side)

ALLIED WORLD ASSURANCE COMPANY

PROXY FOR ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG SPECIAL SHAREHOLDER MEETING [ ], 2011
THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

Please mark your votes like this **X**

A To approve the increase to Allied World's ordinary share capital pursuant to Article 3a(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic Holdings, Inc. ("Transatlantic").

FOR	AGAINST	ABSTAIN
☐	☐	☐

B To approve the increase to Allied World's conditional share capital pursuant to Article 5(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic.

FOR	AGAINST	ABSTAIN
☐	☐	☐

C To approve the increase to Allied World's authorized share capital pursuant to Article 6(a) of Allied World's Articles of Association, only in connection with the merger with Transatlantic.

FOR	AGAINST	ABSTAIN
☐	☐	☐

D To approve the issuance of Allied World shares to Transatlantic stockholders pursuant to the merger and as contemplated by the merger agreement as required by New York Stock Exchange Rules.

FOR	AGAINST	ABSTAIN
☐	☐	☐

E To approve the amendment to Allied World's Articles of Association to change Allied World's name to TransAllied Group Holdings, AG ("TransAllied") immediately following, and conditioned upon, completion of the merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

F To approve a capital reduction to allow for payment of a dividend to the combined company's shareholders after the completion of the merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE "FOR" EACH OF THE NOMINEES AND A VOTE "FOR" EACH OF THE PROPOSALS HERETO.

G To elect the nominees listed as the Class II Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2012.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Ian H. Chippendale	☐	☐	☐
(2) John L. McCarthy	☐	☐	☐

H To elect the nominees listed as the Class III Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2013.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Stephen P. Bradley	☐	☐	☐
(2) John G. Foos	☐	☐	☐

I To elect the nominees listed as the Class I Directors of TransAllied to serve until TransAllied's Annual Shareholder Meeting in 2014.

Nominees:	FOR	AGAINST	ABSTAIN
(1) Scott A. Carmilani	☐	☐	☐
(2) Richard S. Press	☐	☐	☐
(3) Michael C. Sapnar	☐	☐	☐

J To elect the nominees listed below as directors of TransAllied, three of which will withdraw as nominees at or prior to the Allied World Special Shareholder Meeting, and the remaining nominees will be designated by the Allied World board to serve as either Class I, II or III Directors, until TransAllied's Annual Shareholder Meeting in 2012, 2013 or 2014, as applicable. (Vote on all director nominees)

Nominees:	FOR	AGAINST	ABSTAIN
(1) Barbara T. Alexander	☐	☐	☐
(2) James F. Duffy	☐	☐	☐
(3) Bart Friedman	☐	☐	☐
(4) Scott Hunter	☐	☐	☐
(5) Mark R. Patterson	☐	☐	☐
(6) Patrick de Saint-Aignan	☐	☐	☐
(7) Samuel J. Weinhoff	☐	☐	☐

K To approve the TransAllied Group Holdings, AG Fourth Amended and Restated 2004 Stock Incentive Plan, effective upon completion of the merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** ______________________, **2011**

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.